Exhibit 99.1

Trans World Corporation Casinos – Hotels – Nightclubs - Entertainment SYMBOL: TWOC February 2009

2 Forward Looking Statements The presentation herein contains certain forward-looking statements and data. For this purpose, any statements and data contained herein that are not of historical fact may be deemed to be forward-looking data. Without limiting the foregoing, words such as may, will, expect, believe, anticipates, estimates,  or  continue  or comparable terminology or the negative thereof are intended to identify certain forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, both known and unknown, and actual results may differ materially from any future results expressed or implied by such forward looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statements or data whether as a result of new information, future events or otherwise.

3 Business Overview Trans World Corporation (TWOC or the Company), founded in 1993, is a publicly traded, US corporation with gaming and hotel operations in Europe. TWOC’s management team has lead it to five consecutive years of positive and growing Net Income. TWOC’s casinos operate under the brand name American Chance Casinos (ACC) and showcase themes portraying recognizable eras of American history. TWOC is pursuing a strategy of expansion of its ACC division and is currently reviewing additional gaming opportunities in Eastern Europe, where the team has extensive operating experience To further complement the gaming operation, TWOC has established a European-based hotel division. Key management personnel have brought exceptional employee training, operational proficiency, and structure to the organization.

4 Financial Snapshot 0 10 20 30 40 2005 2006 2007 2008TTM Revenue - (In Millions) 0 500 1000 1500 2000 2500 3000 3500 2005 2006 2007 2008TTM Net Income - (In Thousands) Symbol: OTC BB: TWOC Fiscal Year End: December 31st Current Price (2/9/09): $2.60 52-Week Range: $1.80 – $5.20 Shares Outstanding: 8.86 million Market Cap: $23.0 million Revenue (ttm): $35.9 million EBITDA (ttm): $5.3 million Net Income (ttm): $3.2 million EPS (ttm): $0.35 Book Value Per Share: $3.82 Four Year Trend of Business Operations

5 Audited 2005 (1) Audited 2006 Audited 2007 TTM Q3 2008 Revenue $23,249 $26,216 $30,491 $35,865 EBITDA – Operations 2,522 5,054 6,399 7,411 EBITDA - Operations % 10.8% 19.3% 21.0% 20.7% Other expenses: Corporate expenses (2) (1,356) (1,976) (2,049) (2,100) Interest, net (350) (230) (360) (673) Deprec.   Amort. (737) (821) (1,192) (1,409) Income taxes, foreign (84) (84)  Net income/(Loss) $79 $2,027 $2,714 $3,145 Shares O/S at 12/31: Basic 5,096 7,841 8,210 8,849 Diluted 5,100 7,876 8,322 8,899 EPS: Basic $0.02 $0.26 $0.33 $0.36 Diluted $0.02 $0.26 $0.33 $0.35 (1) 2005 EBITDA was reduced due to the pre-opening and launching costs of Route 55, which opened in Dec. 2004. (2) 2005 overhead expenses included an exceptional credit for reclass of an executive retirement reserve ($400K). (In thousands, except per share data)

6 Location Map: TWOC Operating Units TWOC’s Czech casinos, the hotel and the spa are strategically positioned in border towns. Ceska is located on the Czech-German border and is approximately an hour east of Regensburg, Germany. Rozvadov, also on the Czech-German border, is an hour north-east of Nuremberg, Germany. Route 59 is on the Czech-Austrian border near Hatê, less than 45 minutes from Vienna and is connected to Hotel Savannah. Route 55, in Dolni Dvoriste, is on the Czech-Austrian border, 40 minutes north of Linz, Austria. The Grand Casino Lav, a luxury casino and nightclub, which TWOC operates under a management agreement with the Grand Hotel Lav at the five-star Le Méridien Lav Hotel   Spa Resort is located near Split, Croatia. Hotel Savannah, a four-star deluxe hotel is connected to the Route 59 casino in Hatê, Czech Republic. The Spa at Hotel Savannah, a luxury wellness center, is another amenity of the Route 59 and Hotel Savannah complex. Czech Republic Germany Austria Italy Slovenia Croatia Mediterranean

7 Proximity of Prague to other European cities and countries

8 Ceska Kubice Casino   Located on the Czech-German border, about one hour east of Regensburg, Germany   1920’s theme with 15 live gaming tables and 72 video slot machines, a bar, a restaurant, and live entertainment   Gaming floor of more than 3,700 square feet   Generated $6.9 million in revenue in 2007   A four-star, 93 room hotel will be built near the casino

9 Rozvadov Casino   Located on the Czech-German border, about one hour north-east of Nuremberg, Germany   South Pacific theme offering 7 gaming tables and 24 slot machines, a bar, a full-service restaurant, and live entertainment   Gaming floor of approximately 1,800 square feet   Generated $2.1 million in revenue in 2007

10 Route 59 Casino   Located on the Czech-Austrian border approximately 45 minutes north of Vienna, Austria   New Orleans theme with 22 live gaming tables and 102 slot machines, two bars, a restaurant, and live entertainment   Renovated and expanded in 2006   Gaming floor of 6,943 square feet   Generated $9.5 million in revenue 2007   Construction of a four-star, 77-room hotel and a full-service spa adjacent to the casino was completed in December 2008

11 Route 55 Casino   Located on the Czech-Austrian border approximately 40 minutes north of Linz, Austria   1950’s Miami Beach theme with 24 live gaming tables and 120 slot machines, a VIP gaming area, a bar, a full-service restaurant, and live entertainment   10,710 square foot gaming floor   Generated $12.0 million in revenue in 2007   A four-star hotel with 100 rooms will be built adjacent to the casino

12 Grand Casino Lav   Located in the five-star Le Méridien Lav Hotel near Split, Croatia on the coast of the Adriatic Sea   Casino and Nightclub operations are managed by TWOC   18 live gaming tables, 60 slot machines and a VIP gaming area   Full-service restaurant, bar, and nightclub   TWOC management fees are based on 3% of total revenue from the casino and nightclub, 10% of EBITDA, and 4% of net EBITDA

13 Hotel Savannah   Hotel Savannah, a four-star property, located on the Czech-Austrian border approximately 45 minutes north of Vienna, Austria opened January 15, 2009.   The hotel offers 70 rooms, six luxury suites and one apartment. Each room is tastefully appointed and includes an LCD TV, internet access and other high-end amenities.   Guests can enjoy a restaurant, bar and 8 fully-outfitted conference rooms for meetings or seminars as well as for celebrations, banquets and other festivities.

14 The Spa at the Hotel Savannah   When it opens in March 2009, The Spa at the Hotel Savannah will feature six treatment rooms, including an herbal bath, two separate relaxation rooms and a gym with state-of-the art exercise equipment.   Another highlight of the wellness center will be the large indoor swimming pool with an atrium-style glass ceiling. A sauna and steam bath will also be available for the guest to enjoy.

15 Hotel Division   As a complement to its casino gaming operations, TWOC is expanding into the hospitality industry   TWOC’s objective is to become a premier owner/operator of small to midsize, four-star boutique hotels in Europe   The first step includes the construction of hotels on or near three of the Company’s existing casinos   Route 59 - completed, Route 55 and Ceska   TWOC will also explore the possibility of acquisitions, conversions, management contracts, and green field development

16 Development Projects   Four-star hotel and casino in Budapest, Hungary   Large, themed slot room on the Czech border   A four-star, 93 room hotel will be constructed near the Ceska Casino, on the German side of the border   50 room expansion of the Hotel Savannah   A four-star, 100 room hotel will be built next to the Route 55 Casino

17 Growth Drivers   Additional management contracts for luxury casinos, hotels and nightclubs in Eastern Europe   Opening of additional casinos in Europe   Building of hotels with spas, full-service restaurants, and banquet and conference centers at existing casinos   Increased trade and tourism from Western Europe   Improved transportation links to the region   Strong marketing with branding concepts that appeal to European travelers and gamblers   Continued increases in operating efficiency and upgrades to facilities

18 Income Statement 2008 2007 2008 2007 REVENUES $ 27,535 $ 21,740 $ 9,423 $ 7,526 COSTS AND EXPENSES: Cost o f revenues 15,211 11,620 5,152 4,041 Depreciation and amortization 1,129 911 411 309 Selling, general and administrative 8,193 6,956 2,579 2,491 24,533 19,487 8,142 6,841 INCOME FROM OPERATIONS 3,002 2,253 1,281 685 OTHER INCOME (EXPENSE): Interest expense, net (559) (246) (234) (100) Foreign exchange gain (loss) (1) 3 (1) 2 (560) (243) (235) (98) NET INCOME 2,442 2,010 1,046 587 Other comprehensive income (loss), foreign currency translation adjustments, net o f tax 1,278 1,668 (4,331) 2,280 COMPREHENSIVE INCOME (LOSS) $ 3,720 $ 3,678 $ (3,285) $ 2,867 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING: Basic 8,848,914 7,996,969 8,855,320 8,304,077 Diluted 8,899,200 8,111,721 8,905,606 8,418,829 EARNINGS PER COMMON SHARE: Basic $ 0.28 $ 0.25 $ 0.12 $ 0.07 Diluted $ 0.27 $ 0.25 $ 0.12 $ 0.07 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Nine Months Ended September 30, Three Months Ended September 30,

19 Balance Sheet CURRENT ASSETS: Cash $ 4,288 $ 8,315 Prepaid expenses 408 437 Notes receivable, current portion 1,188 969 Other current assets 357 247 Total current assets 6,241 9,968 PROPERTY AND EQUIPMENT, less accumulated depreciation of of $8,107 and $6,663, respectively 34,032 23,747 OTHER ASSETS: Goodwill 7,098 6,696 Notes receivable, less current portion 230 551 Deposits and other assets 2,246 2,126 Total other assets 9,574 9,373 $ 49,847 $ 43,088 LIABILITIES AND STOCKHOLDERS' EQUITY CURRENT LIABILITIES: Long-term debt, current maturities $ 188 $ - Accounts payable 1,279 884 Interest payable 39 78 Czech tax accrual 2,207 3,381 Accrued expenses and other current liabilities 1,702 1,610 Total current liabilities 5,415 5,953 LONG-TERM LIABILITIES: Long-term debt, less current maturities 10,330 6,661 Other liabilities 253 455 Total long-term liabilities 10,583 7,116 COMMITMENTS AND CONTINGENCIES STOCKHOLDERS' EQUITY: Preferred stock, $.001 par value, 4,000,000 shares authorized, none issued Common stock, $.001 par value, 20,000,000 shares authorized, 8,859,124 and 8,840,870 shares, issued and outstanding, respectively 9 9 Additional paid-in capital 51,257 51,147 Accumulated other comprehensive income 11,231 9,953 Accumulated deficit (28,648) (31,090) Total stockholders' equity 33,849 30,019 $ 49,847 $ 43,088 December 31, 2007 September 30, 2008 (Unaudited) Statement of Cash Flow

20 2008 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 2,442 $ 2,010 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,129 911 Stock-based compensation expense 112 144 Changes in operating assets and liabilities: Prepaid expenses and other current assets 578 151 Deposits and other assets (545) 245 Accounts payable 328 (1,386) Interest payable (39) (33) Czech tax accrual (1,437) (550) Accrued expenses and other current liabilities 26 (191) NET CASH PROVIDED BY OPERATING ACTIVITIES 2,594 1,301 CASH FLOWS FROM INVESTING ACTIVITIES: Renovation and purchases of property and equipment (356) (2,632) Repayment on notes receivable 187 Investment into Hotel Savannah construction (10,037) Issuance of notes receivable (211) NET CASH USED IN INVESTING ACTIVITIES (10,206) (2,843) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from credit line 9,164 4,909 Proceeds from private placement 3,500 Payments of financing costs (8) (303) Payments of issuance costs (207) Payments of long-term debt (5,690) (2,242) Proceeds from warrants exercise 5 NET CASH PROVIDED BY FINANCING ACTIVITIES 3,471 5,657 EFFECT OF EXCHANGE RATE CHANGES ON CASH 114 270 NET INCREASE (DECREASE) IN CASH (4,027) 4,385 CASH: Beginning of period 8,315 3,266 End of period $ 4,288 $ 7,651 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION: Cash paid during the period for interest $ 644 $ 315 2007 (Unaudited) (Unaudited)

21 Industry Comparables Company Share Price Common Shares Market Cap EV Sales (ttm) EBITDA (ttm) Net Income (ttm) Trans World Corp. (TWOC) $2.60 8.86M $23.0M $29.3M $35.9M $5.3M $3.2M Century Casinos (CNTY) $1.67 23.88M $39.9M $80.9M $87.6M $16.4M ($12.4M) Nevada Gold   Casino (UWN) $0.77 12.94M $10.0M $20.7M $6.0M ($4.7M) $21.3M* Isle of Capri Casino (ISLE) $2.98 31.82M $94.8M $1.5B $1.1B $185.6M ($82.3M) When reviewing these comparables, note that TWOC has higher profitability due to less debt and higher capacity utilization. *Non-Operating Income of $40.9M from sale of IC-BH   American Racing All Financial Data as of close of business February 9, 2009

22 Management Bios   Rami Ramadan, President and CEO: Over 25 years of corporate and property-level experience in hotel administration, finance, internal control, and accounting for several high profile, prestigious companies, among them: Ian Schrager Hotels, Hyatt Hotels Corporation, Euro Disney, and Le Meridien Hotels in Paris, New York and San Francisco. Mr. Ramadan also has an extensive background in hotel development, marketing, and property launching. His responsibilities have encompassed groups of properties with annual sales ranging from $195 million to $570 million. He has been instrumental in several important transactions, including: the acquisition of Donald Trump’s ownership stake in the Grand Hyatt New York by the Hyatt Corporation, the re-financing analysis for Euro Disney Resorts, and the sale of Le Meridien Hotel in San Francisco for $140 million. In 1999, Mr. Ramadan joined TWOC with the goal of firmly establishing the company as a premier operator of boutique casinos and hotels and preparing it for growth in the international market. To this end, he was able to implement a plan of reorganization that brought the company to profitability within three years of taking the helm.   Mr. Thomas Mahder, Managing Director of Operations: Over 25 years of experience in the hospitality industry. Mr. Mahder has spent his career working in all aspects of the hotel industry. Immediately prior to joining TWOC, Mr. Mahder was the General Manager of the Fortuna Hotel/CPI Hotel group and managed six properties in Prague. He has also previously been responsible for the development, construction and launch of several hotels. Since joining TWOC, Mr. Mahder has been instrumental in preparing and opening TWOC’s first hotel which includes a high-end restaurant, full-service spa and conference and banquet facilities.

23 Management Bios   Paul Benkley, Corporate Development Director: Over 20 years of experience in management of the Finance/Accounting functions of public and private firms within the hotel and casino industries, including executive positions with Hyatt Hotels Corporation and tenures with Euro Disney and Le Meridien Hotels. Mr. Benkley was hired in December 1999 and was charged with restructuring the company’s financial reporting, including design, implementation and enhancement of SEC reporting. Mr. Benkley’s focus then shifted to development, and as the Corporate Development Director, he is responsible for the Company’s expansion plan including identifying quality projects with the highest potential returns for the Company.   Dieter Bettschar, Regional Director of Casino Operations: Over 20 years of management-level experience in the casino industry in Austria, Switzerland and the Czech Republic. Mr. Bettschar was hired in 2006 to oversee the operations, including supervision of live games, slot machines, security, food and beverage operations, and personnel at all of the Company’s casinos. Mr. Bettschar’s current focus is to enhance and update the casino experience including bringing state-of-the-art gaming equipment to each casino to the benefit of the clientele and the Company overall.

24 Investment Highlights   Five consecutive years of positive Net Income   $27.5 million in revenue through the first nine months of 2008   Third quarter revenue of $9.4 million   Net income of $2.4 million or $0.27 per share through the first nine months of 2008   $1 million or $0.12 in the third quarter 2008   $4.3 million in cash, or $0.48 per share   $3.82 book value per share   Live game and slot revenue increased 35% year over year in the most recent quarter   Overall, casino traffic has increased 9% in live gaming and 10% in slot attendance year over year   Highly experienced hotel and casino management team   Strong business relationships in Eastern Europe

25 Contact Us Corporate Headquarters Trans World Corporation (OTC BB: TWOC) Rami Ramadan, CEO Phone: 212 983 3355 545 Fifth Avenue, Suite 940 E mail: rramadan@transwc.com New York, NY 10017 Investor Contact Alliance Advisors, LLC Alan Sheinwald, President Thomas Walsh, Senior Vice President Phone: 914.669.0222 Phone: 212.398.3486 Email: asheinwald@allianceadvisors.net Email: twalsh@allianceadvisors.net